                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference of our reports dated June 30, 2005, relating to the financial statements and financial statement schedule of Delphi Corporation (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the restatement of the 2003 and 2002 consolidated financial statements) and management's report on the effectiveness of internal control over financial reporting (which report expresses an adverse opinion on the effectiveness of the Company's internal control over financial reporting because of the effect of material weaknesses), appearing in the Annual Report on Form 10-K of Delphi Corporation for the year ended December 31, 2004, in the following registration statements:

                                                                       Registration
         Form                                                          Number

         Form S-8                                                      333-71899
         Form S-8                                                      333-71961
         Form S-3/A                                                    333-73285
         Form S-8                                                      333-78895
         Form S-8                                                      333-78897
         Form S-8                                                      333-80011
         Form S-8                                                      333-88291
         Form S-8                                                      333-32534
         Form S-8                                                      333-32552
         Form S-8                                                      333-51340
         Form S-8                                                      333-69010
         Form S-8                                                      333-69012
         Form S-8                                                      333-64030
         Form S-8                                                      333-64032
         Form S-3                                                      333-73285
         Form S-8                                                      333-91444
         Form S-8                                                      333-91446
         Form S-3                                                      333-101478
         Form S-3                                                      333-108477
         Form S-8                                                      333-106221
         Form S-8                                                      333-106222
         Form S-8                                                      333-116729

/s/ Deloitte & Touche LLP
Detroit, Michigan
June 30, 2005